UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2008

SecureCARE Technologies, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	0-29804	82-0255758

(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification Number)

1617 W. 6th Street, Suite C, Austin Texas 78703

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 447-3700

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $.001 per share

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

          On December 18, 2008, SecureCare Technologies, Inc. (the “Company”) issued a Press Release (attached as Exhibit 2.1) announcing the promotion of Mr. David Vineyard to Chief Technology Officer. Mr. Vineyard’s salary will remain at its current level of $90,000 annually. The Company has committed to granting Mr. Vineyard 100,000 stock options, when the options become available, upon Board of Director approval of the Company’s 2009 Stock Option Plan. The Company anticipates that approval of the 2009 Stock Option Plan will occur in January of 2009.

          Mr. Vineyard has been employed with the Company since October of 2007. Prior to his promotion to Chief Technology Officer, Mr. Vineyard served the Company as its Development Director and Lead Systems Engineer. His efforts have made a significant impact on the Company and he has been invaluable in the implementation of the Company’s flagship product, Sfax’s web services and integration roadmap.

          Prior to joining the Company, from February 2006 to October 2007, Mr. Vineyard was a senior web and software developer/engineer, providing contract development work for clients in the Austin, Texas area including The Texas Department of Health and Human Services, Charles Schwab and Express Digital Graphics. From March 2005 to January 2006 he was the development director/lead architect for Trick Dog Studios, LLC. From October of 2004 – March of 2005 he was the lead software developer for Express Digital Graphics. From May of 2003 to October of 2004 he was the CEO and lead software engineer for Instream Systems, LLC and provided technology services to such companies as Dell Computer Corporation, Sperry Marine, Vought Aircraft and others. From December 2002 to May of 2003 he was the development director for Brady Systems Integration. Prior to December 2002, Mr. Vineyard held a variety of analyst/consultant/lead architect positions with companies such as IBM (World Trade Customer Support) and The Delphi Groupe, Inc.

ITEM 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 2.1    Press Release dated December 18, 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2008

SecureCare Technologies, Inc.

By:	/s/ NEIL BURLEY

Name: Neil Burley
Title: Chief Financial Officer

By:	/s/ DENNIS NASTO

Name: Dennis Nasto
Title: Chief Executive Officer and Director